Exhibit 10.1

FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

THIS FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT dated as of March 31, 2016 (this “Amendment”), is entered into among NORDSTROM, INC. (the “Borrower”), the Lenders party hereto and BANK OF AMERICA, N.A., as Agent (in such capacity, the “Agent”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement.

RECITALS

A.    The Borrower, the Lenders and the Agent entered into that certain Revolving Credit Agreement dated as of April 1, 2015 (as amended and modified from time to time, the “Credit Agreement”).

B.    The parties hereto have agreed to amend the Credit Agreement as provided herein.

C.    In consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows.

AGREEMENT

1.    Amendments.

(a)    The following definitions are hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order to read as follows:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Material Subsidiary” means each “Significant Subsidiary” of the Borrower within the meaning of Regulation S-X of the Securities Exchange Act of 1934.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(b)    Clause (d) of the definition of “Defaulting Lender” in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

(d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under the Bankruptcy Code or any similar proceeding under any other Applicable Law, (ii) had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or a custodian appointed for it, (iii) taken any action in furtherance of, or indicated its consent to, approval of or acquiescence in any such proceeding or appointment, or (iv) becomes the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority; it being understood that if a Lender has been turned over to the FDIC (or a similar regulatory entity) for the purpose of sale or liquidation it shall be a Defaulting Lender.

(c)    The last sentence in Section 2.22(a)(iv) of the Credit Agreement is hereby amended to read as follows:

Subject to Section 9.21, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a non-Defaulting Lender as a result of such non- Defaulting Lender’s increased exposure following such reallocation.

(d)    Section 4.6 of the Credit Agreement is hereby amended to read as follows:

Section 4.6    Agreements: Applicable Law.

Neither the Borrower nor any Material Subsidiary is in material violation of any Applicable Law, or in default under its charter documents, bylaws or other organizational or governing documents or any of its Material Contractual Obligations.

(e)    Section 4.7 of the Credit Agreement is hereby amended to read as follows:

Section 4.7    Taxes.

All United States federal income tax returns and all other material tax returns required to be filed by the Borrower or any Material Subsidiary have been filed and all Taxes due pursuant to such returns have been paid, except such Taxes, if any, as are being contested in good faith and as to which adequate reserves have been established in accordance with GAAP. To the best knowledge of the Borrower, there has not been asserted or proposed to be asserted any Tax deficiency against the Borrower or any Material Subsidiary that would be material to the Borrower and its Subsidiaries taken as a whole and that is not reserved against on the financial books of the Borrower.

(f)    Section 4.13 of the Credit Agreement is hereby amended to read as follows:

Section 4.13    Title to Properties.

The Borrower and each of its Material Subsidiaries is the owner of, and has good and marketable title to, or has a valid license or lease to use, all of its material properties and assets, and none of such properties or assets is subject to any Liens other than Permitted Liens.

(g)    A new Section 4.15 is hereby added to the Credit Agreement to read as follows:

4.15    EEA Financial Institution.

The Borrower is not an EEA Financial Institution.

(h)    Section 5.3 of the Credit Agreement is hereby amended to read as follows:

Section 5.3    Corporate Existence, Etc.

The Borrower shall, and shall (except as otherwise permitted under Section 6.4) cause each Material Subsidiary to, at all times preserve and keep in full force and effect its corporate existence and all rights and franchises material to the Borrower and to the Borrower and its Subsidiaries taken as a whole.

(i)    Section 5.4 of the Credit Agreement is hereby amended to read as follows:

Section 5.4    Payment of Taxes and Claims.

The Borrower shall, and shall cause each Material Subsidiary to, pay and discharge (a) all Taxes imposed upon it or any of its properties or in respect of any of its franchises, business, income or property before any material penalty shall be incurred with respect to such Taxes, and (b) all claims of any kind (including claims for labor, material and supplies) that, if unpaid, might by Applicable Law become a Lien upon any material portion of the property of the Borrower and its Subsidiaries; provided, however, that, unless and until foreclosure, distraint, levy, sale or similar proceedings shall have commenced, the Borrower need not pay or discharge any such Tax or claim so long as the validity or amount thereof is being contested in good faith and by appropriate proceedings and so long as any reserves or other appropriate provisions as may be required by GAAP shall have been made therefor.

(j)     The last sentence in Section 5.7 of the Credit Agreement is hereby amended to read as follows:

The Borrower shall, and shall cause each of its Material Subsidiaries to, conduct its business in compliance in all material respects with all Applicable Law and all its Material Contractual Obligations.

(k)    Section 7.1(f) of the Credit Agreement is hereby amended to read as follows:

(f)    Involuntary Bankruptcy; Appointment of Receiver, Etc. There shall be commenced against the Borrower or any of its Material Subsidiaries, an involuntary case seeking the liquidation or reorganization of the Borrower or any of its Material Subsidiaries under Chapter 7 or Chapter 11, respectively, of the Bankruptcy Code or any similar proceeding under any other Applicable Law or an involuntary case or proceeding seeking the appointment of a receiver, liquidator, sequestrator, custodian, trustee or other officer having similar powers over the Borrower or any of its Material Subsidiaries or to take possession of all or a substantial portion of its property or to operate all or a substantial portion of its business, and any of the following events occurs: (i) the Borrower or any of its Material Subsidiaries consents to the institution of the involuntary case or proceeding; (ii) the petition commencing the involuntary case or proceeding is not timely controverted; (iii) the petition commencing the involuntary case or proceeding remains undismissed and unstayed for a period of 60 days; or (iv) an order for relief is issued or entered therein;

(l)    Section 7.1(g) of the Credit Agreement is hereby amended to read as follows:

(g)    Voluntary Bankruptcy; Appointment of Receiver, Etc. The Borrower or any of its Material Subsidiaries shall institute a voluntary case seeking liquidation or reorganization under Chapter 7 or Chapter 11, respectively, of the Bankruptcy Code or any similar proceeding under any other Applicable Law, or shall consent thereto; or shall consent to the conversion of an involuntary case to a voluntary case; or shall file a petition, answer a complaint or otherwise institute any proceeding seeking, or shall consent to or acquiesce in the appointment of, a receiver, liquidator, sequestrator, custodian, trustee or other officer with similar powers over the Borrower or any of its Material Subsidiaries or to take possession of all or a substantial portion of its property or to operate all or a substantial portion of its business; or shall make a general assignment for the benefit of creditors; or shall generally not pay, or shall admit in writing its inability to pay, its debts as they become due; or the board of directors of the Borrower or any of its Material Subsidiaries (or any committee thereof) shall adopt any resolution or otherwise authorize action to approve any of the foregoing;

(m)    A new Section 9.21 is hereby added to the Credit Agreement to read as follows:

9.21	Acknowledgement and Consent to Bail-In of EEA Financial Institutions.

Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an EEA Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable, (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

2.    Effectiveness; Conditions Precedent. This Amendment shall be effective upon satisfaction of the following conditions precedent:

(a)    Receipt by the Agent of this Amendment duly executed by the Borrower and the Required Lenders; and

(b)    Payment by the Loan Parties of the reasonable and documented out-of-pocket costs and expenses of the Agent relating to this Amendment, including without limitation, the fees and expenses of Moore & Van Allen PLLC.

3.    Ratification of Credit Agreement. The Borrower acknowledges and consents to the terms set forth herein and reaffirms its obligations under the Loan Documents, as amended hereby. The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. On and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment. This Amendment is a Loan Document.

4.    Authority/Enforceability. The Borrower represents and warrants as follows:

(a)    The execution, delivery and performance by the Borrower of this Amendment has been duly authorized by all necessary corporate action on the part of the Borrower.

(b)    This Amendment has been duly executed and delivered by the Borrower and is the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except as enforcement may be limited by equitable principles and by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to creditors’ rights generally.

(c)    No Governmental Approval is or will be required in connection with the execution, delivery and performance by the Borrower of this Amendment or the transactions contemplated hereby.

(d)    The execution and delivery of this Amendment does not (i) violate any provision of the charter or other organizational documents of the Borrower or (ii) violate any Applicable Law binding on the Borrower.

5.    Representations and Warranties of the Borrower. The Borrower represents and warrants to the Lenders that after giving effect to this Amendment (a) all of the representations and warranties of the Borrower contained in the Loan Documents (other than the representation set forth in Section 4.4 of the Credit Agreement) are true and correct in all material respects on and as of the date hereof, and (b) no event has occurred and is continuing which constitutes a Default or an Event of Default.

6.    Counterparts/Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Amendment by telecopy or pdf shall be effective as an original.

7.    GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:                NORDSTROM, INC.

By:
Name:
Title:

AGENT:                BANK OF AMERICA, N.A.,
as Agent

By:
Name:
Title:

LENDERS:	BANK OF AMERICA, N.A.,
as a Tranche A Lender, Tranche B Lender, Swing Line Lender and an L/C Issuer
By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION,
as a Tranche A Lender, Tranche B Lender and an L/C Issuer
By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Tranche A Lender, Tranche B Lender and an L/C Issuer
By:
Name:
Title:

FIFTH THIRD BANK,
as a Tranche A Lender
By:
Name:
Title:

MUFG UNION BANK, N.A.,
as a Tranche A Lender
By:
Name:
Title:

ROYAL BANK OF CANADA,
as a Tranche A Lender and Tranche B Lender
By:
Name:
Title:

THE BANK OF NOVA SCOTIA,
as a Tranche A Lender and Tranche B Lender
By:
Name:
Title:

GOLDMAN SACHS BANK USA,
as a Tranche A Lender
By:
Name:
Title:

JPMORGAN CHASE BANK, N.A.,
as a Tranche A Lender
By:
Name:
Title:

MORGAN STANLEY BANK, N.A.,
as a Tranche A Lender
By:
Name:
Title:

THE BANK OF NEW YORK MELLON,
as a Tranche A Lender
By:
Name:
Title:

KEYBANK NATIONAL ASSOCIATION,
as a Tranche A Lender
By:
Name:
Title:

THE NORTHERN TRUST COMPANY,
as a Tranche A Lender
By:
Name:
Title:

BANK OF HAWAII,
as a Tranche A Lender
By:
Name:
Title: